                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.1a-11(C) or sec.240.1a-12

                         BEAUTICONTROL COSMETICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         BEAUTICONTROL COSMETICS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(I)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

Notes:

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         BEAUTICONTROL COSMETICS, INC.
                                2121 MIDWAY ROAD
                              CARROLLTON, TX 75006

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 2, 1996

To the Holders of Common Stock of
  BEAUTICONTROL COSMETICS, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders of BeautiControl Cosmetics, Inc., a Delaware corporation (the "Company"), will be held at the Company's executive offices, 2121 Midway Road, Carrollton, Texas, on Tuesday, April 2, 1996 at 10:00 A.M., Dallas, Texas time, for the following purposes:

          (1) To elect three persons to serve as directors until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to adopt the Company's 1996 Incentive Stock Option Plan;

          (3) To consider and act upon a proposal to adopt the Company's 1996 Non-Qualified Stock Option Plan; and

          (4) To transact any other proper business brought before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed February 2, 1996, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Only holders of record of the Company's Common Stock on that date are entitled to vote on matters coming before the meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the meeting will be maintained at the Company's offices at 2121 Midway Road, Carrollton, Texas, for ten days prior to the meeting.

     Please advise the Company's transfer agent, Society National Bank, 1201 Elm Street, Suite 5050, Dallas, Texas 75270, of any change in your address.

     Your vote is important. Whether or not you plan to attend the meeting in person, please mark, sign, date, and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     A broker is entitled to vote on the election of directors if such broker holds shares in street name for a customer who does not deliver voting instructions. Under applicable Delaware law, a broker non-vote resulting from the failure to deliver voting instructions to a broker will have no effect on the outcome of the election of directors.

                                            By Order of the Board of Directors,


                                            /s/ M. DOUGLAS TUCKER
                                            M. DOUGLAS TUCKER
                                            Senior Vice President -- Finance,
                                            Secretary and Treasurer

Carrollton, Texas
February 27, 1996

                         BEAUTICONTROL COSMETICS, INC.
                                2121 MIDWAY ROAD
                            CARROLLTON, TEXAS 75006

                 ---------------------------------------------
                                PROXY STATEMENT
                 ---------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 2, 1996

     The accompanying proxy, mailed together with this Proxy Statement to stockholders on or about February 27, 1996, is solicited by BeautiControl Cosmetics, Inc. (the "Company") in connection with the Annual Meeting of Stockholders to be held on April 2, 1996. The proxy may be revoked by the stockholder at any time prior to its exercise by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Company, or by attending the meeting and voting in person.

     As stated in the Notice to which this Proxy Statement is attached, matters to be acted upon at the meeting include (1) election of three directors to the Board of Directors to serve as directors until the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (2) consideration of a proposal to adopt the Company's 1996 Incentive Stock Option Plan; and (3) consideration of a proposal to adopt the Company's 1996 Non-Qualified Stock Option Plan.

     All properly executed, unrevoked proxies received before the meeting will be voted in accordance with the directions contained therein. When no direction has been given by a stockholder returning a proxy, the proxy will be voted FOR the election as directors of the nominees named in this Proxy Statement, FOR the adoption of the Company's Incentive Stock Option Plan, and FOR the adoption of the Company's Non-Qualified Stock Option Plan.

     The close of business on February 2, 1996, has been set as the record date for determination of stockholders entitled to vote at the meeting. Holders of the Common Stock will be entitled to one vote per share on all business at the meeting.

     On the record date, there were outstanding and entitled to vote 5,912,061 shares of Common Stock. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of January 19, 1996, the number and percentage of outstanding shares of Common Stock beneficially owned by all persons known by the Company to own more than 5% of the Company's Common Stock, by each director of the Company, by each nominee for director, by each named executive officer, and by all officers and directors of the Company as a group.

                                                                  AMOUNT AND
                                                                  NATURE OF
                       NAME AND ADDRESS OF                        BENEFICIAL          PERCENT
                         BENEFICIAL OWNER                        OWNERSHIP(1)         OF CLASS
    ----------------------------------------------------------   ------------         --------
    Jinger L. Heath...........................................     1,503,887(2)         22.8%
    2121 Midway Rd.
    Carrollton, Texas 75006

    Richard W. Heath..........................................     1,503,887(2)         22.8%
    2121 Midway Rd.
    Carrollton, Texas 75006

                                                                  AMOUNT AND
                                                                  NATURE OF
                       NAME AND ADDRESS OF                        BENEFICIAL          PERCENT
                         BENEFICIAL OWNER                        OWNERSHIP(1)         OF CLASS
    ----------------------------------------------------------   ------------         --------
    J. Robert Ward-Burns......................................        40,000(3)            *
    2121 Midway Rd.
    Carrollton, Texas 75006

    Henry H. Dickerson, Jr....................................        67,500(4)(10)        1%
    8333 Douglas
    Suite 1500
    Dallas, Texas 75225

    Charles M. Diker..........................................       339,625(5)          5.1%
    One New York Plaza -- 31st Floor
    New York, New York 10004

    Robert S. Folsom..........................................       250,500(6)          3.8%
    16475 Dallas Parkway
    Dallas, Texas 75248

    Jo-Anne C. Jaeger.........................................        44,060(7)            *
    2121 Midway Rd.
    Carrollton, Texas 75006

    Denise I. Lites...........................................             0               *
    3729 Maplewood Avenue
    Dallas, Texas 75205

    Clifton R. Sanders........................................        16,210(8)            *
    2121 Midway Rd.
    Carrollton, Texas 75006

    A. Starke Taylor, Jr......................................        33,750(9)            *
    16800 Dallas Parkway
    Dallas, Texas 75248

    Joel T. Williams, Jr......................................        69,750(4)            1%
    P.O. Box 12150
    Dallas, Texas 75225

    All officers and directors as a group (16 persons)........     3,938,727(11)        59.6%

---------------

  *  Less than 1%

 (1) Unless otherwise noted, each of the listed individuals has sole voting power for the shares beneficially owned.

 (2) Includes options to purchase 150,000 shares of Common Stock exercisable within 60 days.

 (3) Includes options to purchase 40,000 shares of Common Stock exercisable within 60 days.

 (4) Includes options to purchase 67,500 shares of Common Stock exercisable within 60 days.

 (5) Includes options to purchase 90,000 shares of Common Stock exercisable within 60 days. Includes 12,125 shares of Common Stock which are indirectly owned by Mr. Diker and for which Mr. Diker shares voting and investment power. Does not include 11,250 shares of Common Stock owned by the wife of Mr. Diker, for which Mr. Diker disclaims beneficial ownership.

 (6) Includes options to purchase 22,500 shares of Common Stock exercisable within 60 days. Does not include 3,000 shares of Common Stock owned by the wife of Mr. Folsom, for which Mr. Folsom disclaims beneficial ownership.

 (7) Includes options to purchase 44,060 shares of Common Stock exercisable within 60 days.

 (8) Includes options to purchase 16,210 shares of Common Stock exercisable within 60 days.

 (9) Includes options to purchase 33,750 shares of Common Stock exercisable within 60 days. Does not include 55,205 shares of Common Stock owned by the wife of Mr. Taylor, for which Mr. Taylor disclaims beneficial ownership.

(10) Does not include 8,625 shares of Common Stock owned by the wife of Mr. Dickerson, for which Mr. Dickerson disclaims beneficial ownership.

(11) Includes options to purchase 740,432 shares of Common Stock exercisable within 60 days.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board of Directors into three classes. The term of office of one class of directors expires at this Annual Meeting of Stockholders. A second class of directors will serve until the 1997 Annual Meeting of Stockholders, and a third class of directors will serve until the 1998 Annual Meeting of Stockholders. Richard W. Heath, Charles M. Diker and Joel T. Williams, Jr. will stand for election at this Annual Meeting for a three-year term of office expiring at the 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Proxies cannot be voted for the election of more than three persons to the Board.

     The Company is informed that Mr. Heath, Mr. Diker and Mr. Williams are willing to serve as directors. However, if Mr. Heath, Mr. Diker or Mr. Williams should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment of the person or persons voting the proxy.

     The following table sets forth certain information as to the directors of the Company as of January 1, 1996.

                                            POSITIONS AND OFFICES              DIRECTOR
         NAME AND AGE                         WITH THE COMPANY                  SINCE
------------------------------  ---------------------------------------------  --------
                                                 NOMINEES
                                                 --------
                                      Present Term Expiring in 1996

Richard W. Heath, 53            Director, President, and Chief Executive
                                Officer                                          1981

Charles M. Diker, 61            Director                                         1987

Joel T. Williams, Jr., 75       Director                                         1986

                                     DIRECTORS CONTINUING IN OFFICE
                                     ------------------------------
                                     Present Term Expiring in 1997

Robert S. Folsom, 68            Director                                         1985

A. Starke Taylor, Jr., 73       Director                                         1985

Denise I. Lites, 40             Director                                         1995

                                     Present Term Expiring in 1998

Jinger L. Heath, 43             Chairman of the Board of Directors               1981

Henry H. Dickerson, Jr., 69     Director                                         1985

J. Robert Ward-Burns, 51        Director, Executive Vice President and Chief
                                Operating Officer                                1993

                        DIRECTORS AND EXECUTIVE OFFICERS

     Jinger L. Heath is a founder of the Company and has been Chairman of the Board of Directors of the Company since its inception in January 1981. Ms. Heath conceived the concept of free color and image analysis supported by color-coded cosmetics and image improvement products to be marketed through a sales force of career-oriented women. She identifies the Company's product needs and manages the development and quality of the Company's skin care, cosmetics and accessories. Ms. Heath is also Chairman of the Board of the Company's division, BeautiControl Research Institute.

     Richard W. Heath is a founder of the Company and has been President, Chief Executive Officer, and a director of the Company since its inception in January 1981. Mr. Heath has over 28 years' experience in the direct sales industry. Mr. Heath currently serves as a director of Haggar Corp., a public company.

     J. Robert Ward-Burns has been Executive Vice President, Chief Operating Officer and a director of the Company since July 1993. Prior to joining the Company, Mr. Ward-Burns was with Stanhome Direct Selling Group for 13 years where he served as President from 1988 to 1993.

     Robert L. Esson, 51, has been Senior Vice President -- Manufacturing of the Company since November 1995 and was Vice President -- Manufacturing prior to that and since April 1994 and assumed responsibility for the Distribution Department in August 1994. Prior to joining the Company, Mr. Esson was with Lockwood Greene Engineers from September 1991 as a management consultant. Prior to September 1991, Mr. Esson was associated with Peachtree Doors for eight years as a General Manager and prior to that was with the Quaker Oats Company for thirteen years in operational management.

     Carl A. Flowers, 46, has been Vice President -- Sales Promotion of the Company since November 1991. Prior to that time and since 1983, Mr. Flowers was Director of Sales Promotion. His responsibilities include special events, sales incentives, awards and recognition.

     Robert S. Heath, 33, has been Senior Vice President -- Sales of the Company since November 1995 and was Vice President -- Sales Development prior to that and since May 1992. Prior to that time, Mr. Heath was Director of Sales Promotion from November 1991 to May 1992, Director of Distribution from January 1990 to November 1991, and Operations Manager from November 1988 to January 1990.

     Jo-Anne C. Jaeger, 52, has been Senior Vice President -- Marketing Strategies of the Company since November 1991. Ms. Jaeger joined the Company in April 1990 as Vice President -- Product Marketing. Prior to joining the Company, Ms. Jaeger was with Avon Products, Inc. for 15 years where she served as Vice President -- Sales Planning for the last four years.

     Linda K. Pottenger, 46, has been Vice President -- Field and Information Services of the Company since December 1993. Prior to that time and since March 1992, she was Vice President -- Information Technology, Strategic and Quality Planning. Prior to that time, Ms. Pottenger was Consulting Services Manager for Hewlett-Packard from 1982 to 1992.

     Clifton R. Sanders, 50, has been Senior Vice President -- Research and Development of the Company since November 1991. Prior to that time and since December 1990, Mr. Sanders was Vice President -- Research and Development of the Company. He joined the Company as Managing Director -- Research and Development in October 1989. Prior to joining the Company, Mr. Sanders was Vice
President -- Product Development at Mary Kay Cosmetics for ten years. Mr. Sanders is also President of the Company's division, BeautiControl Research Institute.

     M. Douglas Tucker, 52, has been Senior Vice President -- Finance and Chief Financial Officer since April 1995 and Secretary and Treasurer of the Company since August 1995. Prior to that time and from April 1993, Mr. Tucker was a business and financial consultant. From July 1990 to April 1993, Mr. Tucker was Vice President-Finance at The BOC Group Americas. Prior to July 1990, Mr. Tucker was with Tambrands, Inc. one year as International Director of Finance and with General Foods Corporation twenty-one years in financial management.

     Henry H. Dickerson, Jr. has been a director of the Company since June 1985. Since 1964, Mr. Dickerson has been Chairman of the Board of Directors of Hank Dickerson & Company, a commercial real estate brokerage company. Mr. Dickerson currently serves as a director of Metroplex Bancshares, Inc.

     Charles M. Diker has been a director of the Company since May 1987. Since 1986, Mr. Diker has been Chairman of the Board of Directors of Cantel Industries Inc. Mr. Diker currently serves as a director of Chyron Corporation, International Specialty Products, Inc. and Data Broadcasting Corporation.

     Robert S. Folsom has been a director of the Company since June 1985. Mr. Folsom is Chairman of the Board of Directors of Folsom Properties, Inc., a real estate development firm. Mr. Folsom served as Mayor of the City of Dallas from 1976 to 1981. Mr. Folsom currently serves as a director of DSC Communications Corporation.

     Denise I. Lites has been a director of the Company since October 1995. Ms. Lites, who is President and founder of Bright Lites Marketing Advisors, is also an attorney and serves as a Director and member of the Executive Committee of the Dallas Stars hockey team. Ms. Lites also serves on the Board of Directors for Little Caesar Enterprises, Inc. and was Senior Executive Vice President of Little Caesar Enterprises, Inc. from 1987 to 1993.

     A. Starke Taylor, Jr. has been a director of the Company since June 1985. From 1978 until 1987, Mr. Taylor was Chairman of the Board of Directors of Graylor Investments, a private investment firm. Mr. Taylor served as Mayor of the City of Dallas from 1983 to 1987. Mr. Taylor currently serves as President of Taylor Investments, a private investment firm.

     Joel T. Williams, Jr. has been a director of the Company since January 1986. From 1985 to 1989, Mr. Williams was an advisory director of Bright Banc Savings Association. From 1969 to 1985, Mr. Williams was Chairman of the Board and Chief Executive Officer of Texas Federal Savings and Loan Association.

     Richard W. Heath and Jinger L. Heath are husband and wife. Robert S. Heath is the son of Richard W. Heath. There are no other family relationships between other directors or executive officers of the Company.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

GENERAL

     The Board of Directors has established a Compensation Committee, an Audit Committee, and a Nominating Committee. The Company's Bylaws provide that the Compensation Committee and the Audit Committee are required to be comprised of directors who are not employees of the Company.

     The Compensation Committee, currently composed of Messrs. Dickerson, Folsom, and Taylor, met one time during the fiscal year ended November 30, 1995. This committee reviews and approves salaries and bonuses of executive officers and administers the Company's Incentive Stock Option Plan, Non-Qualified Stock Option Plan, and Special Stock Option Plan.

     The Audit Committee, currently composed of Ms. Lites, Messrs. Williams and Diker, met three times during the fiscal year ended November 30, 1995. This committee recommends to the Board of Directors the appointment of independent auditors, reviews the plan and scope of audits, reviews the Company's significant accounting policies and internal controls, and has general responsibility for related matters.

     The Nominating Committee, currently composed of Messrs. Folsom and Taylor, met one time during the fiscal year ended November 30, 1995. This committee nominates persons for election to the Board of Directors.

     The Board of Directors held six meetings during the fiscal year ended November 30, 1995. None of the directors attended fewer than 75% of the meetings of the Board of Directors and its committees on which they served.

COMPENSATION OF DIRECTORS

     Members of the Board of Directors who are not officers or employees of the Company receive an annual fee of $12,000 together with $1,500 for each directors' meeting they attend and $750 for each committee meeting they attend. Directors are reimbursed for expenses relating to attendance at meetings.

SPECIAL STOCK OPTION PLAN

     The Company's Special Stock Option Plan provides for the granting of options to purchase a maximum of 412,500 shares of Common Stock to non-employee directors of the Company. Under the terms of the Special Plan, a non-employee director receives an automatic grant of options for 2,500 shares of Common Stock when such person first becomes a director of the Company. Additional options to purchase 1,000 shares of Common Stock are automatically granted to non-employee directors annually if the Company's net income is equal to or greater than 105% of net income for the previous year. All grants of options under the Special Stock Option Plan are made automatically and without any discretion on the part of the Compensation Committee with respect to the grantee, the number of options granted and the exercise price of the options. The Special Stock Option Plan requires that the exercise price for each option be equal to 100% of the fair market value of the Common Stock on the date of the grant. Each option will expire ten years from the date of grant and no option is exercisable until one year from the date of grant. Notwithstanding any other restriction in the Special Stock Option Plan, options will become immediately exercisable upon a reorganization, merger or consolidation of the Company or a change in control of the Company.

     At November 30, 1995, there were outstanding options to purchase 261,250 shares of Common Stock under the Special Stock Option Plan.

                              CERTAIN TRANSACTIONS

     Beginning November 20, 1995, Ms. Denise I. Lites, a member of the Board of Directors of the Company, signed a consulting agreement with the Company to provide consulting services for a minimum of two days per week at a rate of $200 per hour for a period of up to six months with a potential bonus to be paid at the end of 1996 based on the Company's 1996 increase in sales over 1995 results.

     On April 24, 1992, Mr. Carl A. Flowers, the Company's Vice
President -- Sales Promotion, borrowed $115,137 from the Company. This indebtedness is evidenced by a promissory note and bears interest at the prime rate. The largest principal amount outstanding on this loan during fiscal 1995 was $89,697. On February 15, 1996, the principal amount outstanding on this loan was $75,362.

                             EXECUTIVE COMPENSATION

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the fiscal years ended November 30, 1995, 1994 and 1993 to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose total cash compensation for the year ended November 30, 1995 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                              ANNUAL COMPENSATION                  ---------------------
                                ------------------------------------------------               LONG-TERM
           NAME AND                                              OTHER ANNUAL       OPTION     INCENTIVE    ALL OTHER
      PRINCIPAL POSITION        YEAR   SALARY($)   BONUS($)   COMPENSATION($)(1)   AWARDS(#)   PAYOUTS($)  COMPENSATION
------------------------------  ----   ---------   --------   ------------------   ---------   ---------   ------------
Richard W. Heath                1995    358,740    220,946           62,475               0       N/A              0
  President and Chief           1994    340,000    302,224                0          50,000       N/A
  Executive Officer             1993    316,660    272,390                0          75,000       N/A
Jinger L. Heath                 1995    358,740    220,946          106,837(2)            0       N/A              0
  Chairman of the Board         1994    340,000    302,224                0          50,000       N/A
                                1993    316,660    272,390                0          75,000       N/A
J. Robert Ward-Burns            1995    293,748    159,421                0          25,000       N/A          6,350(3)
  Executive Vice President      1994    275,000    204,331                0               0       N/A
  And Chief Operating           1993*   114,580    100,000                0         100,000       N/A
  Officer
Jo-Anne C. Jaeger               1995    147,883     10,000                0           5,000       N/A          3,712(4)
  Senior Vice President --      1994    143,000     37,310                0               0       N/A
  Marketing Strategies          1993    135,541     20,000                0          13,500       N/A
Clifton R. Sanders              1995    162,666     15,000                0          10,000       N/A          2,406(4)
  Senior Vice President --      1994    135,333     50,000                0               0       N/A
  Research and Development      1993    116,750     30,000                0           7,000       N/A

---------------

 *  Hired July 1, 1993.

(1) Exceeding the lesser of $50,000 or 10% of salary and bonus.

(2) Includes $50,000 for wardrobe for numerous video productions, stage and television appearances.

(3) Premium for term life insurance and Company match for 401(k) plan.

(4) Company match for 401(k) plan.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options during fiscal 1995 to the individuals named in the Summary Compensation Table.

                                                                                                      POTENTIAL REALIZABLE
                                        INDIVIDUAL GRANTS                                               VALUE AT ASSUMED
--------------------------------------------------------------------------------------------------      ANNUAL RATES OF
                                                           % OF TOTAL                                     STOCK PRICE
                                                            OPTIONS                                    APPRECIATION FOR A
                                                           GRANTED TO                                    PERIOD OF TEN
                                                           EMPLOYEES                                      YEARS($)(2)
                                              OPTIONS      IN FISCAL      EXERCISE      EXPIRATION    --------------------
                   NAME                      GRANTED(#)       YEAR       PRICE($/SH)       DATE         5%          10%
------------------------------------------   ----------    ----------    -----------    ----------    -------    ---------
Richard W. Heath..........................        N/A
Jinger L. Heath...........................        N/A
J. Robert Ward-Burns......................     25,000(1)      28.2          14.00        12/27/04      26,682      249,803
Jo-Anne C. Jaeger.........................      5,000(1)       5.6          14.00        12/27/04       5,336       49,961
Clifton R. Sanders........................     10,000(1)      11.3          14.00        12/27/04      10,673       99,921

---------------

(1) Options are exercisable at twenty percent per year beginning one year from date of grant.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved. The exercise price of the options for which this calculation was made is above the current market value of the stock. The market value as of November 30, 1995 ($9.25) was used to compute this potential realizable value.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUES AT FISCAL YEAR END

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of November 30, 1995.

                                                                    NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                                      OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS
                                     SHARES                                YEAR-END                AT FISCAL YEAR-END($)(1)
                                   ACQUIRED ON       VALUE       ----------------------------    ----------------------------
              NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
--------------------------------   -----------    -----------    -----------    -------------    -----------    -------------
Richard W. Heath................       N/A              N/A        150,000               0         112,500               0
Jinger L. Heath.................       N/A              N/A        150,000               0         112,500               0
J. Robert Ward-Burns............       N/A              N/A         40,000          85,000          60,000          90,000
Jo-Anne C. Jaeger...............       N/A              N/A         40,730          19,420           5,850           8,775
Clifton R. Sanders..............       N/A              N/A         12,980          19,020           3,300           5,400

---------------

(1) Based on closing price of $9.25 for the Common Stock on November 30, 1995, the Company's fiscal year-end.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     During fiscal 1995, the Compensation Committee consisted of Messrs. Dickerson, Folsom, and Taylor. None of the members of the Compensation Committee has ever been an officer or employee of the Company. During fiscal 1995, no executive officer of the Company served as a member of the board of directors or compensation committee of another company one of whose executive officers served on the Company's Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE ON ANNUAL COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is responsible for overseeing all stock option plans, setting the compensation for the Chief Executive Officer ("CEO") and the Chairman of the Board ("Chairman"), and providing guidelines to the CEO for determining the annual compensation of other officers.

  Executive Officer Compensation Other than CEO and Chairman

     The Committee believes that total compensation for the Company's officers must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining reasonable linkage between executive compensation and Company performance.

     The Committee sets guidelines for officer pay based upon industry levels. As in prior years, 1995 base salaries were set at mid-range pay levels when compared to similar companies in the industry, with potential additional compensation to be made through cash bonuses. In 1995, cash bonuses for all officers other than the Chief Operating Officer, CEO and Chairman, were based on a combination of individual performance and Company performance. Fifty percent of the bonus amount was tied to individual performance against stated objectives and the remaining fifty percent was dependent upon the Company reaching stated pre-tax profit objectives. For 1995, no bonus amounts were paid for the portion tied to Company objectives. However, bonus amounts were paid for 1995 tied to individual performance against stated objectives. The annual bonus amount for the Chief Operating Officer is set at 2% of the Company's pre-tax profits and therefore fluctuates directly with the Company's annual earnings.

     Stock options are granted to executive officers by the Committee at the time the officers are hired and thereafter based on individual contributions. Stock options are granted at the fair market value of the Common Stock on the date of grant, with an exercise period ranging from five to seven years.

  CEO and Chairman Compensation

     The compensation for both the CEO and the Chairman is determined by the Committee based upon a combination of base pay and cash bonus, with the total cash compensation being strongly affected by Company performance. The base pay for both the CEO and Chairman was set by the Committee at $340,000 in July 1993 where it remained for fiscal 1994. In March 1995, the Committee authorized an increase in the annual base pay to $365,000 each. Annual cash bonus payments for the CEO and the Chairman are each set at 3% of the Company's pre-tax profits for the fiscal year. As a result, bonus payments to the CEO and the Chairman fluctuate based upon the Company's pre-tax profits. The Committee may grant additional discretionary cash bonuses to the CEO and the Chairman based on the Committee's evaluation of individual performance. No additional discretionary bonuses were granted to the CEO and the Chairman for fiscal 1995.

     The Committee grants stock options to the CEO and the Chairman based upon a subjective evaluation of many factors including performance, leadership, motivational effect, and extraordinary contributions to the Company.

     This report is submitted by the members of the Compensation Committee:

                                            Henry H. Dickerson, Jr.

                                            Robert S. Folsom

                                            A. Starke Taylor, Jr.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return for the Company's Common Stock from December 1, 1990 through November 30, 1995 with the cumulative total return for the NASDAQ Market Index and the Peer Group Index(1). The comparison assumes $100 was invested in the Company's Common Stock on December 1, 1990 and in each of the foregoing indices and assumes reinvestment of dividends.

                                   [GRAPH]

      Measurement Period         Beauticontrol                   NASDAQ Market
    (Fiscal Year Covered)          Cosmetics      Peer Group         Index
1990                                       100             100             100
1991                                    127.41          160.50          122.19
1992                                    103.45          219.57          131.24
1993                                    116.56          250.65          156.22
1994                                    149.75          304.50          168.24
1995                                     97.33          356.08          213.31

---------------

(1) The Peer Group includes Aloette Cosmetics, Inc., Avon Products, Inc., Nature's Sunshine Products Inc., Premark International Inc., and Stanhome Inc.

                            SECTION 16(A) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based on its review of the copies of such reports and written representations that no other reports were required, during the fiscal year ended November 30, 1995, such reports were filed on a timely basis. The Company is not aware of any failure to file a required report.

                            PROPOSED ADOPTION OF THE
                        1996 INCENTIVE STOCK OPTION PLAN

THE PROPOSED ADOPTION

     The Company's 1985 Incentive Stock Option Plan expired on September 23, 1995 leaving 131,656 shares unused. Therefore, the Board of Directors is seeking stockholder approval of the adoption of the 1996 Incentive Stock Option Plan (the "Incentive Plan") approved by the Board of Directors on February 7, 1996. The number of shares of Common Stock authorized to be issued under the Incentive Plan will be 130,000 shares, subject to adjustments to reflect possible future stock splits, stock dividends, combinations or exchanges of shares, or similar transactions.

     The Board of Directors is seeking approval of the adoption of the Incentive Plan because it believes that the Company will require additional options to attract and retain persons of ability as officers, directors, and employees.

SUMMARY OF THE INCENTIVE PLAN

     General. The Incentive Plan provides a means whereby the Company may, through the grant of options, attract and retain persons of ability as employees. The Incentive Plan is also intended to motivate such persons to exert their best efforts on behalf of the Company. No cash consideration is paid by the employee upon the grant of an option to him. To exercise the options, grantees must pay the exercise price in cash or Common Stock, or any combination of cash or Common Stock. Each option expires no later than ten years from the date of grant. A copy of the Incentive Plan is attached as Exhibit A.

     Amendments. The Incentive Plan may be amended or discontinued by the Board of Directors without the approval of the stockholders of the Company.

     Certain Federal Income Tax Aspects. Options granted under the Incentive Plan may be "Incentive Stock Options" within the meaning of Section 422A of the Code, nonqualified options (options which do not meet the requirements of Section 422A of the Code) or both. The Incentive Plan contains various provisions to ensure that Incentive Stock Options comply with Section 422A.

     The Incentive Plan is not a "qualified plan" within the meaning of Section 401 of the Code. The options granted under the Incentive Plan are intended to be "incentive stock options" ("ISO's") conforming to the requirements of Section 422A of the Code. To receive ISO treatment, a grantee must not dispose of the stock within two years after the ISO is granted, and must hold the stock for at least one year after exercise. In addition, the grantee must have been an employee of the Company for the entire time from the date of granting the ISO until three months (one year if the employee is disabled) before the date of the exercise. If all such requirements are met, no tax will be imposed upon exercise of the ISO and any gain upon sale of the stock will be entitled to capital gain treatment. In that event, the Company will not be entitled to any deduction in connection with the option.

     If the two-year and one-year holding requirements are not met, but all other requirements are met, the tax will be imposed on the sale of the stock but the grantee's gain on exercise (the excess of the value at the time of exercise over the exercise price) will be treated as ordinary income rather than capital gain, and the Company will be entitled to a corresponding tax deduction at that time. If the individual who acquired the stock by the exercise of an ISO makes a disposition of it within the two-year period so as to disqualify him from capital gain treatment on the entire amount of the gain, the individual will generally be subject to ordinary income tax to the extent of the difference between the sales price and the exercise or purchase price. The individual's tax consequences may vary depending upon the period of time between the date of exercise and the date of sale.

PARTICIPANTS

     At November 30, 1995, the Company had 272 employees eligible to participate in the Incentive Plan.

                         PROPOSED ADOPTION OF THE 1996
                        NON-QUALIFIED STOCK OPTION PLAN

THE PROPOSED ADOPTION

     The Company's existing Non-Qualified Stock Option Plan will expire December 1996 leaving 143,400 options not granted. Therefore, the Board of Directors is seeking stockholder approval of the adoption of the Company's 1996 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") approved by the Board of Directors on February 7, 1996. The number of shares of Common Stock authorized to be issued under the Non-Qualified Plan will be 140,000 shares, subject to adjustments to reflect possible future stock splits, stock dividends, combinations or exchanges of shares, or similar transactions.

     The Board of Directors is seeking stockholder approval of the adoption of the Non-Qualified Plan because it believes that the Company will require additional options to attract and retain persons of ability as officers, directors, and employees. The Board believes that it is prudent to seek stockholder approval of the increase at the present time in order to assure that in the future the Company has sufficient shares available for issuance under the Non-Qualified Plan to avoid granting options that are subject to subsequent stockholder approval.

SUMMARY OF THE NON-QUALIFIED PLAN

     General. The purpose of the Non-Qualified Plan is to attract and retain persons of ability as officers, directors, and employees through the grant of stock options. The Non-Qualified Plan is also intended to motivate such persons to exert their best efforts on behalf of the Company. A copy of the Non-Qualified Plan is attached as Exhibit B.

     Options for the purchase of Common Stock under the Non-Qualified Plan are granted to key individuals selected from time-to-time by the Compensation Committee. No director, while a member of the Compensation Committee, is eligible to receive options under the Non-Qualified Plan. The exercise price for any options granted pursuant to the Non-Qualified Plan will be determined by the Compensation Committee on the date the options are granted. Each option has a term of up to ten years and is exercisable only at such times as the Compensation Committee determines at the time of the grant. No cash consideration is paid by the grantee upon the grant of an option to him. To exercise the options, grantees must pay the full exercise price in cash, Common Stock, a promissory note, or any combination of the foregoing.

     Amendments. The Board of Directors may amend or discontinue the Non-Qualified Plan without the approval of the stockholders.

     Certain Federal Income Tax Aspects. Stock options granted under the Non-Qualified Plan are not entitled to the treatment for federal income tax purposes provided by Section 422A of the Code. The grantee will have no taxable income, and the Company will not be entitled to a deduction, at the time or as a result of the grant of an option.

PARTICIPANTS

     At November 30, 1995, the Company had 272 employees eligible to participate in the Non-Qualified Plan.

                                    AUDITORS

     Representatives of Grant Thornton LLP, the Company's independent auditors for 1995, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     On February 12, 1996, the Company dismissed Grant Thornton LLP as its independent auditors and appointed Ernst & Young as the new auditors. The decision to dismiss Grant Thornton LLP and appoint Ernst & Young was proposed by management, recommended by the Audit Committee of the Board of Directors, and approved by the Board of Directors. Representatives of Ernst & Young are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Grant Thornton LLP's report on the financial statements for the fiscal years ending November 30, 1995 and 1994 contained no adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the fiscal years ending November 30, 1995 and 1994 and the subsequent interim period preceding the dismissal, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     During the two most recent fiscal years and the subsequent interim period preceding the dismissal, there have been no "reportable events" (as defined in Item 304 of the Securities Exchange Commission Regulation S-K) with Grant Thornton LLP.

               BOARD OF DIRECTORS' RECOMMENDATIONS; VOTE REQUIRED

     The Board of Directors unanimously recommends a vote FOR the election as director of each of the nominees named in the proxy, FOR the adoption of the 1996 Incentive Stock Option Plan and FOR the adoption of the 1996 Non-Qualified Stock Option Plan.

     Nominees for director receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the meeting, either in person or represented by proxy, is required to approve the adoption of the 1996 Incentive Stock Option Plan and the 1996 Non-Qualified Stock Option Plan.

                             STOCKHOLDER PROPOSALS

     In order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for next year, such proposals must be received at the Company's offices at 2121 Midway, Carrollton, Texas 75006, Attention:
Secretary, by October 27, 1996.

     The Company's By-Laws contain a provision which requires that a stockholder may nominate a person for election as a director only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than 60 days prior to an annual meeting. This provision also requires that the notice set forth, among other things, a description of all arrangements or understandings between the nominating stockholder and the nominee pursuant to which the nomination is to be made or the nominee is to be elected, and such notice must also contain such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company. This provision is intended to give the Company the opportunity to obtain all relevant information regarding persons nominated for director. The Board of Directors may disqualify any nominee who fails to provide the Company with complete and accurate information as required by this provision. No stockholder has nominated a candidate for election to the Board of Directors at the 1996 Annual Meeting.

                            SOLICITATION OF PROXIES

     The Company will pay the expenses of this proxy solicitation. In addition to solicitation by mail, some of the officers and regular employees of the Company may solicit proxies personally or by telephone, if deemed necessary. The Company will request brokers and other fiduciaries to forward proxy soliciting material to the beneficial owners of shares which are held of record by the brokers and fiduciaries, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter, other than the matters described above, to be presented for action at the meeting. However, if any other proper items of business should come before the meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors,


                                            /s/ M. DOUGLAS TUCKER
                                            M. DOUGLAS TUCKER
                                            Senior Vice President -- Finance,
                                            Secretary and Treasurer

Carrollton, Texas
February 27, 1996

                                                                       EXHIBIT A

                         BEAUTICONTROL COSMETICS, INC.

                        1996 INCENTIVE STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Plan is to attract key employees to the Company and to provide such persons with a proprietary interest in the Company through the granting of options which will:

          (a) increase the interest of the employees in the Company's welfare;

          (b) furnish an incentive to the employees to continue their services for the Company; and

          (c) provide a means through which the Company may attract able persons to enter its employ.

     Options granted under the Plan may qualify as "Incentive Stock Options" as defined by Section 422 of the Internal Revenue Code of 1986, as amended, or may constitute non-qualified options.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee thereof. The Board in its discretion may appoint a Stock Option Committee (the "Committee") consisting of at least two (2) members of the Board, for the purpose of administering the Plan. Except as otherwise provided by the Board in written directions to the Committee, the Committee shall have all of the powers with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision thereto, as applicable.

     The Committee shall select one of its members to act as its Chairman, and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall determine and designate from time to time the employees of the Company to whom options will be granted and the number of Shares subject to such options, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions as it deems necessary or advisable. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company of certain of the employees or potential employees of the Company. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     If a Stock Option Committee is not appointed by the Board, then all references herein to "Committee" shall refer instead to any other committee of the Board that administers the Plan, or, if there is no such committee, to the Board.

     3. PARTICIPANTS. The Committee shall, from time to time, select the particular employees of the Company to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

     4. STOCK OWNERSHIP LIMITATION. No option granted hereunder to a participant which is intended to constitute an Incentive Stock Option may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries. This limitation will not apply if the option price is at least 110% of the fair market value of the stock at the time the option is granted and the option is not exercisable more than five years from the date it was granted.

     5. SHARES SUBJECT TO PLAN. The Committee may not grant options under the Plan, in the aggregate, for more than 130,000 shares of Common Stock of the Company (subject to adjustment in accordance with Section 14). Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

     6. LIMITATION ON AMOUNT. To the extent required by the Internal Revenue Code for Incentive Stock Options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Internal Revenue Code.

     7. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to participants under the Plan. The grant of an option to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, participation in any other grant of options under the Plan.

     8. GRANT OF OPTIONS. All options under the Plan shall be granted by the Committee. The grant of options shall be evidenced by stock option agreements containing such items and provisions as are approved by the Board, but not inconsistent with the Plan, including provisions that may be necessary to assure that the option is an incentive stock option under the Internal Revenue Code. The Company shall execute stock option agreements upon instructions from the Committee. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant options under the Plan prior to the time of stockholder approval.

     9. OPTION PRICE. The Committee shall specify the option price for each option granted under the Plan. The option price shall not be less than 100% of the fair market value per share of the Common Stock on the date the option is granted. The Committee shall determine the fair market value of the Common Stock on the date of grant, and shall set forth the determination in its minutes, using any reasonable valuation method.

     10. OPTION PERIOD. The Option Period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. A stock option agreement may provide for termination of the Option Period in the case of termination of employment or for any other reason.

     11. RIGHTS IN EVENT OF DEATH. If a participant dies prior to the termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant. Any option exercised after the death of a participant must be exercised prior to the date of its expiration according to its terms or one year from the date of the participant's death, whichever first occurs.

     12. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check, by the optionee's delivery to the Company of shares of Common Stock which have a fair market value equal to the option price, or any combination of cash and shares of Common Stock having an aggregate fair market value equal to the option price. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him. Nothing herein shall prohibit the Company, in its sole discretion, from lending to the participant, guaranteeing a loan to the participant, or otherwise assisting the participant to obtain the cash necessary to exercise all or a portion of an option granted hereunder.

     13. EXERCISE OF OPTION. An option granted under the Plan may be exercised during the Option Period at such times and in such amounts as provided in the applicable stock option agreement, and upon the terms and conditions and subject to such restrictions as provided in such agreement. In no event may an option be exercised or shares be issued pursuant to an option if any necessary listing of the shares on a stock exchange or any necessary registration under state or federal securities laws has not been accomplished.

     14. CAPITAL ADJUSTMENTS. The aggregate number of shares of Common Stock which may be purchased pursuant to options to be granted under the Plan, the number of shares of Common Stock covered by each outstanding option granted under the Plan, and the option price for outstanding options, shall be proportion-ately adjusted to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation, or the like, of or by the Company. Any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment.

     15. NON-ASSIGNABILITY. An option granted to a participant may not be transferred other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Except as described in the previous sentence, during a participant's lifetime, options granted to a participant may be exercised only by the participant.

     16. DISQUALIFYING DISPOSITION. If stock acquired upon exercise of an Incentive Stock Option is disposed of by a participant prior to the expiration of either two years from the date of grant of such option or one year from the transfer of shares to the participant pursuant to the exercise of such option or in any other disqualifying disposition within the meaning of Section 422 of the Internal Revenue Code, such participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a participant shall not affect the status of any other option granted under the Plan as an Incentive Stock Option with in the meaning of Section 422 of the Internal Revenue Code.

     17. INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     18. TAX REQUIREMENTS. The option holder receiving shares of Common Stock issued upon exercise of any option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares. Such payments shall be required to be made prior to the delivery of any certificate representing such shares. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the option holder (which may be effected by the actual delivery of shares of Common Stock by the option holder or by the Company's withholding a number of shares to be issued upon the exercise of the stock option), which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof.

     19. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules.

     20. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company.

     21. EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any officer or employee any right to continue in the employment of the Company or to be granted an option to purchase Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.

     22. TERM. Unless sooner terminated by action of the Board, the Plan will terminate on September 24, 2005. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms and conditions.

     23. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          (a) "Plan" means this Incentive Stock Option Plan as amended from time to time.

          (b) "Company" means BeautiControl Cosmetics, Inc., a Delaware corporation.

          (c) "Board" means the Board of Directors of the Company and, to the extent applicable, such members thereof as are delegated powers under
     Section 2 of this Plan.

          (d) "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

          (e) "Subsidiary" means any corporation in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "subsidiaries" means more than one of any such corporations.

          (f) "Parent" means any corporation (other than the employer corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the option, each of the corporations other than the employer corporation own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such claim.

          (g) "Incentive Stock Option" means an option to purchase Common Stock of the Company granted under this Plan or under any other incentive stock option plan of the Company which is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

          (h) "Option Period" means the period during which an option may be exercised.

          (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

                                                                       EXHIBIT B

                         BEAUTICONTROL COSMETICS, INC.

                      1996 NON-QUALIFIED STOCK OPTION PLAN

     1. PURPOSE. The purpose of the Plan is to attract key persons to the Company and to provide such persons with a proprietary interest in the Company through the granting of options which will:

          (a) increase the interest of such persons in the Company's welfare;

          (b) furnish an incentive to such persons to continue their services for the Company; and

          (c) provide a means through which the Company may attract able persons to enter its employ or otherwise provide services to the Company.

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee thereof. The Board in its discretion may appoint a Stock Option Committee (the "Committee") consisting of at least two (2) members of the Board, for the purpose of administering the Plan. Except as otherwise provided by the Board in written directions to the Committee, the Committee shall have all of the powers with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision thereto, as applicable.

     The Committee shall select one of its members to act as its Chairman, and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall determine and designate from time to time the persons to whom options will be granted and the number of Shares subject to such options, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions as it deems necessary or advisable. In this regard, the Committee shall consider and give appropriate weight to input from representatives of management of the Company regarding the contributions or potential contributions to the Company of potential recipients of options granted hereunder. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

     If a Stock Option Committee is not appointed by the Board, then all references herein to "Committee" shall refer instead to any other committee of the Board that administers the Plan, or, if there is no such committee, to the Board.

     3. PARTICIPANTS. The Committee shall, from time to time, select the particular persons to whom options are to be granted, and who will, upon such grant, become participants in the Plan.

     4. SHARES SUBJECT TO PLAN. The Committee may not grant options under the Plan, in the aggregate, for more than 140,000 shares of Common Stock of the Company (subject to adjustment in accordance with Section 12). Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-offered under the Plan.

     5. ALLOTMENT OF SHARES. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options to participants under the Plan. The grant of an option to a participant shall not be deemed either to entitle the participant to, or to disqualify the participant from, participation in any other grant of options under the Plan.

     6. GRANT OF OPTIONS. All options under the Plan shall be granted by the Committee. The grant of options shall be evidenced by stock option agreements containing such items and provisions as are approved by the Board, but not inconsistent with the Plan. The Company shall execute stock option agreements upon instructions from the Committee.

     7. OPTION PRICE. The Committee shall specify the option price for each option granted under the Plan. The option price may be equal to, greater than, or less than the fair market value per share of the Common Stock on the date the option is granted.

     8. OPTION PERIOD. The Option Period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the date the option is granted. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as it may determine. A stock option agreement may provide for termination of the Option Period in the case of termination of employment (in the case of employees) or for any other reason.

     9. RIGHTS IN EVENT OF DEATH. If a participant dies prior to the termination of his right to exercise an option in accordance with the provisions of his stock option agreement without having totally exercised the option, the option may be exercised, to the extent of the shares with respect to which the option could have been exercised by the participant on the date of the participant's death, by the participant's estate or by the person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant. Any option exercised after the death of a participant must be exercised prior to the date of its expiration according to its terms or one year from the date of the participant's death, whichever first occurs.

     10. PAYMENT. Full payment for shares purchased upon exercising an option shall be made in cash or by check, by the optionee's delivery to the Company of shares of Common Stock which have a fair market value equal to the option price, or any combination of cash and shares of Common Stock having an aggregate fair market value equal to the option price. No shares may be issued until full payment of the purchase price therefor has been made, and a participant will have none of the rights of a stockholder until shares are issued to him. Nothing herein shall prohibit the Company, in its sole discretion, from lending to the participant, guaranteeing a loan to the participant, or otherwise assisting the participant to obtain the cash necessary to exercise all or a portion of an option granted hereunder.

     11. EXERCISE OF OPTION. An option granted under the Plan may be exercised during the Option Period at such times and in such amounts as provided in the applicable stock option agreement, and upon the terms and conditions and subject to such restrictions as provided in such agreement. In no event may an option be exercised or shares be issued pursuant to an option if any necessary listing of the shares on a stock exchange or any necessary registration under state or federal securities laws has not been accomplished.

     12. CAPITAL ADJUSTMENTS. The aggregate number of shares of Common Stock which may be purchased pursuant to options to be granted under the Plan, the number of shares of Common Stock covered by each outstanding option granted under the Plan, and the option price for outstanding options, shall be proportionately adjusted to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation, or the like, of or by the Company. Any fractional shares resulting from any such adjustment shall be eliminated for the purposes of such adjustment.

     13. NON-ASSIGNABILITY. An option granted to a participant may not be transferred other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Except as described in the previous sentence, during a participant's lifetime, options granted to a participant may be exercised only by the participant.

     14. INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     15. TAX REQUIREMENTS. The option holder receiving shares of Common Stock issued upon exercise of any option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares. Such payments shall be required to be made prior to the delivery of any certificate representing such shares. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the option holder (which may be effected by the actual delivery of shares of Common Stock by the option holder or by the Company's withholding a number of shares to be issued upon the exercise of the stock option), which shares have an aggregate fair market value equal to the required withholding payment, or any combination thereof.

     16. INTERPRETATION. The Committee shall interpret the Plan and shall prescribe such rules in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules.

     17. AMENDMENT OR DISCONTINUANCE. The Plan may be amended or discontinued by the Board without the approval of the stockholders of the Company.

     18. EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any participant any right to continue in the employment of the Company (if the participant is an employee) or to be granted an option to purchase Common Stock or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company and then only to the extent and upon the terms and conditions expressly set forth therein.

     19. TERM. Unless sooner terminated by action of the Board, the Plan will terminate on February 12, 2006. The Committee may not grant options under the Plan after that date, but options granted before that date will continue to be effective in accordance with their terms and conditions.

     20. DEFINITIONS. For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          (a) "Plan" means this Incentive Stock Option Plan as amended from time to time.

          (b) "Company" means BeautiControl Cosmetics, Inc., a Delaware corporation.

          (c) "Board" means the Board of Directors of the Company and, to the extent applicable, such members thereof as are delegated powers under
     Section 2 of this Plan.

          (d) "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

          (e) "Option Period" means the period during which an option may be exercised.

          (f) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.
                FOR     WITHHELD                                                                             FOR    AGAINST  ABSTAIN
1. Election                       NOMINEES:  Richard W. Heath           2. Proposal to adopt the Company's   [ ]      [ ]      [ ]
   Of Three     [ ]       [ ]                Charles M. Diker              1996 Incentive Stock Option Plan.
   Directors:                                Joel T. Williams, Jr.

   For, except vote withheld from the following nominee(s):             3. Proposal to adopt the Company's   [ ]      [ ]      [ ]
                                                                           1996 Non-Qualified Stock Option
                                                                           Plan.
   --------------------------------------------------------

                                                                           In their discretion, the proxies  [ ]      [ ]      [ ]
                                                                           are authorized to vote upon such
                                                                           other business as may properly
                                                                           come before the Annual Meeting.
                                                                           This Proxy will be voted at the
                                                                           Annual Meeting or any adjournment
                                                                           or postponement thereof as
                                                                           specified. If no specifications
                                                                           are made, this Proxy will be
                                                                           voted FOR the election as
                                                                           directors of the three nominees
                                                                           named to the term described in
                                                                           the accompanying Proxy Statement,
                                                                           FOR the proposal to adopt the 1996
                                                                           Incentive Stock Option Plan, and
                                                                           FOR the proposal to adopt the 1996
                                                                           Non-Qualified Stock Option Plan.
                                                                           This Proxy hereby revokes all prior
                                                                           proxies given with respect to the
                                                                           shares of the undersigned.


SIGNATURE(S)                                                                          DATE
             -----------------------------------------------------------------------       -------------------------

SIGNATURE(S)                                                                          DATE
             -----------------------------------------------------------------------       -------------------------
IMPORTANT:  Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership,  please sign in partnership name by authorized person.

                        BEAUTICONTROL COSMETICS, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P
               The undersigned hereby appoint(s) Richard W. Heath and M. Douglas Tucker, or either of them, with full power of substitution, proxies of
R the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of BeautiControl
O Cosmetics, Inc. (the "Company") to be held on Tuesday, April 2, 1996, at the Company's executive offices, 2121 Midway Road, Carrollton,
        Texas, at 10:00 A.M., Dallas, Texas time, and any and all adjournment
X or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

Y       1) Election of Directors, Nominees:
           Richard W. Heath, Charles M. Diker, and Joel T. Williams, Jr.

        Proposal(s)

        2) Proposal to adopt the Company's 1996 Incentive Stock Option Plan.
        3) Proposal to adopt the Company's 1996 Non-Qualified Stock Option Plan.


       Please complete, date, sign, and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

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